Supplement Dated May 8, 2015
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL
Lincoln CVUL Series III

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Effective May 1, 2015, the following funds will be available as new investment options under your policy. Please refer to the prospectus for each Underlying Fund.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

•	LVIP BlackRock U.S. Opportunities Managed Volatility Fund (Standard Class): Long-term capital appreciation.

•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class)(1): Long-term capital appreciation.

•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class)(1): High level of current income and growth of capital, with an emphasis on growth of capital.

(1)
These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.